UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, DC 20549


                            FORM 8-K


                     CURRENT REPORT PURSUANT
                  TO SECTION 13 OR 15(D) OF THE
                 SECURITIES EXCHANGE ACT OF 1934


   Date of report (Date of earliest event reported):   August 19,
2005 (August 19, 2005)

                        Innovo Group Inc.
     (Exact Name of Registrant as Specified in Its Charter)

                            Delaware
         (State or Other Jurisdiction of Incorporation)

            0-18926                        11-2928178
    (Commission File Number)   (IRS Employer Identification No.)


5804 East Slauson Avenue, Commerce, California       90040
(Address of Principal Executive Offices)           (Zip Code)

                         (323) 725-5516
      (Registrant's Telephone Number, Including Area Code)

                               N/A
  (Former Name or Former Address, if Changed Since Last Report)

   Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General
Instruction A.2. below):

  [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

  [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

  [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

  [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 Regulation FD Disclosure

       On August 19, 2005, Innovo Group Inc., or the Company, issued a press release, attached hereto as Exhibit 99 and incorporated herein by reference, announcing the availability of an online video interview with Jay Furrow, the Company's Chief Executive Officer, at Forbes.com for viewing by the general public. Interested parties can access a video webcast at www.forbes.com. Mr. Furrow will discuss a variety of topics including the current trends in the denim market, Joe's Jeans(R) branded apparel and the Company's strategy for continued growth.

      The information, including the exhibits attached hereto, in this Current Report is being furnished and shall not be deemed filed for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933 or the Securities Exchange Act of 1934, except as otherwise expressly stated in such filing. By filing this Current Report on Form 8-K, the Company makes no admission as to the materiality of any information in this report that is required to be disclosed solely by reason of Regulation FD.

ITEM 9.01 Financial Statements and Exhibits

(c)  Exhibits.

Exhibit
Number         Description

99             Press Release dated August 19, 2005

                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              INNOVO GROUP INC.
                              (Registrant)

Date:  August 19, 2005        By:  /s/ Samuel J. Furrow, Jr.
                                   Samuel J. Furrow, Jr.
                                   Chief Executive Officer and
                                   Director
                                  (Principal Executive Officer)

                          Exhibit Index

Exhibit
Number         Description

99             Press Release dated August 19, 2005

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